Exhibit 10.6.3

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AND INCREMENTAL FACILITY AMENDMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND INCREMENTAL FACILITY AMENDMENT, dated as of December 19, 2013 (this “Amendment”), is entered into by and among SF CC Intermediate Holdings, Inc., a Delaware corporation (“Parent”), Smart & Final Stores LLC, a California limited liability company (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto (the “Subsidiary Guarantors”; and together with the Parent and the Borrower, the “Loan Parties”), Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as administrative agent for the lenders under the Credit Agreement, as defined below (in such capacity, the “Administrative Agent”), as collateral agent for the lenders under the Credit Agreement and as joint lead arranger and joint book-runner, Deutsche Bank Securities Inc. (“DBS”), as co-documentation agent, syndication agent (in such capacity, the “Syndication Agent”), joint lead arranger and joint book-runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), as joint lead arranger and joint book-runner, Credit Suisse Securities (USA) LLC (“CS Securities”), as joint lead arranger and joint book-runner (Morgan Stanley, DBS, MLPFS and CS Securities, in their respective capacities as joint lead arrangers and joint book-runners, the “Lead Arrangers”), Credit Suisse AG, as co-documentation agent (in such capacity, together with DBS, the “Co-Documentation Agents”), the Consenting Lenders (as defined below), and the banks and other financial institutions that are parties hereto as Additional Lenders (as defined in the Credit Agreement) in respect of their respective commitments to make 2013-B Incremental Term Loans, as defined below (in such capacity, the “2013-B Incremental Term Lenders”, and each a “2013-B Incremental Term Lender”).

PRELIMINARY STATEMENTS:

                                                                                                WHEREAS, Parent, the Borrower, the Administrative Agent and the financial institutions and other persons party thereto as lenders from time to time (the “Lenders”) entered into that certain First Lien Term Loan Credit Agreement, originally dated as of November 15, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement and Incremental Facility Amendment, dated as of May 29, 2013, and as otherwise amended from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

                                                                                                WHEREAS, the Borrower, Parent, the other Loan Parties and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, certain Lenders are prepared to becomes parties hereto for the purpose of consenting to the amendments and waivers set forth in Section 1 below (such Lenders, the “Consenting Lenders”, and each a “Consenting Lender”), including without limitation, amendments and waivers to permit the Borrower (i) to incur $140.0 million of 2013-B Incremental Term Loans (as defined below), with a reduction in the fixed amount basket available for future Incremental Term Loan incurrences under the Credit Agreement after the Second Amendment

S&F - Amendment No. 2 to

Credit Agreement

Effective Date (as defined below) to $75.0 million; and (ii) to prepay, in full, all amounts outstanding under the Second Lien Term Loan Credit Agreement as of the Second Lien Effective Date, together with any fees and expenses related thereto, without reducing or utilizing any of the existing junior indebtedness prepayment baskets available under the Credit Agreement;

                                                                                                WHEREAS, the Borrower has requested that the 2013-B Incremental Term Lenders collectively provide a new Incremental Facility hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate principal amount equal to $140.0 million (the “2013-B Additional Facility”; the Incremental Term Loans under the 2013-B Additional Facility being the “2013-B Incremental Term Loans”), on the Second Amendment Effective Date, the proceeds of which will be used to prepay all amounts outstanding under the Second Lien Term Loan Credit Agreement on the Second Amendment Effective Date and to pay costs, fees and expenses related to this Amendment and the transactions contemplated hereby, and each 2013-B Incremental Term Lender is prepared to commit to provide a portion of such 2013-B Additional Facility, and to make a portion of the 2013-B Incremental Term Loans pursuant thereto, in the respective amount set forth for such 2013-B Incremental Term Lender on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

                                                                                                WHEREAS, the Loan Parties, the 2013-B Incremental Term Lenders, the Consenting Lenders and the Administrative Agent are entering into this Amendment in order to evidence and memorialize such 2013-B Additional Facility and such 2013-B Incremental Term Loans, which are to be made in accordance with Section 2.19 of the Credit Agreement;

                                                                                                NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.                            Amendments to Credit Agreement.  The Credit Agreement is, effective as of the Second Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows (provided that the consent and waiver set forth in clause (a) below shall occur immediately prior to the making of the 2013-B Incremental Term Loans pursuant to Section 2 below, and the amendments set forth in clause (b) below shall occur substantially concurrently with the making of the 2013-B Incremental Term Loan pursuant to Section 2 below):

(a)                                 Notwithstanding the provisions of Section 2.19(a) of the Credit Agreement which limit the amount of Incremental Term Loans which may be incurred thereunder to the amount of the “Non-Ratio-Based Incremental Facility Cap” (other than for Incremental Term Loans incurred under a “Ratio-Based Incremental Facility”) to the contrary, effective as of the Second Amendment Effective Date, the Consenting Lenders hereby agree that the Borrower may, and the Consenting Lenders hereby waive the applicable provisions of Section 2.19(a) of the Credit Agreement solely to the extent necessary to permit the Borrower to, incur the 2013-B Incremental Term Loans on the terms set forth in Section 2 below, and in an aggregate principal amount not to exceed $140.0 million, on or about the Second Amendment Effective Date; provided, that after giving full effect to the incurrence of the 2013-B Incremental Term Loans, the amount available under the “Non-Ratio-Based Incremental Facility Cap” for the incurrence of additional Incremental Term Loans after the Second Amendment Effective Date shall be reduced to $75.0 million.

(b)                                 The Credit Agreement is, effective as of the Second Amendment Effective Date, hereby amended to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the selected pages of the Amended Credit Agreement attached as Annex A hereto, except that any Schedule, Exhibit or other attachment to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex A shall remain in effect without any amendment or other modification thereto (other than as provided in Section 3 below).

SECTION 2.                            Incremental Term Loans.

(a)                                 Pursuant to Section 2.19 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, on and as of the Second Amendment Effective Date:

(i)                                     Each 2013-B Incremental Term Lender that is also already a Lender under the Credit Agreement (an “Increasing Term Loan Lender”) hereby agrees that upon, and subject to the occurrence of, the Second Amendment Effective Date, such 2013-B Incremental Term Lender’s Commitment shall be increased, as contemplated by Section 2.19 of the Credit Agreement, by the amount set forth opposite such 2013-B Incremental Term Lender’s name under the heading “2013-B Incremental Term Loan Commitment” on Schedule 1 to this Amendment.  From and after the Second Amendment Effective Date, each reference in the Credit Agreement to any Increasing Term Loan Lender’s Commitment shall mean its Commitment, as increased pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2013-B Incremental Term Loan Commitment” on Schedule 1 to this Amendment.

(ii)                                  Each 2013-B Incremental Term Lender that is not, prior to the effectiveness of this Amendment, a Lender under the Credit Agreement (each, an “Additional Term Loan Lender”), hereby agrees that upon, and subject to the occurrence of, the Second Amendment Effective Date, such 2013-B Incremental Term Lender shall be deemed to be, and shall become, a “Lender” and an “Additional Lender” for all purposes of, and subject to all the obligations of a “Lender” and an “Additional Lender” under, the Credit Agreement and the other Loan Documents, and shall have a Commitment that is equal to the amount set forth opposite such 2013-B Incremental Term Lender’s name under the heading “2013-B Incremental Term Loan Commitment” on Schedule 1 to this Amendment.  Each Loan Party and the Administrative Agent hereby agree that from and after the Second Amendment Effective Date, each Additional Term Loan Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Credit Agreement and the other Loan Documents.  From and after the Second Amendment Effective Date, each reference in the Credit Agreement to any Additional Term Loan Lender’s Commitment shall mean its Commitment made pursuant to this Amendment, and as set forth opposite its name on Schedule 1 to this Amendment under the heading “2013-B Incremental Term Loan Commitment” on

Schedule 1 to this Amendment.

(iii)                               Other than as provided in clause (d) below with respect to the making of amortization payments pursuant to Section 2.07 of the Credit Agreement, all terms and conditions with respect to the 2013-B Incremental Term Loans shall be the same as the terms and conditions applicable to the Term Loans existing under the Credit Agreement immediately prior to the Second Amendment Effective Date (other than those terms and conditions applicable to all Term Loans (including the 2013-B Incremental Term Loans) which are being amended by this Amendment).

(iv)                              Each Additional Term Loan Lender and each Increasing Term Loan Lender hereby agrees to make 2013-B Incremental Term Loans to the Borrower on the Second Amendment Effective Date, in a principal amount not to exceed its respective Commitment (as determined after giving effect to this Amendment).

(b)                                 With respect to any 2013-B Incremental Term Loans made on the Second Amendment Effective Date, the “Applicable Margin” shall be the same as for the existing Term Loans (after giving effect to this Amendment), as set forth in the Amended Credit Agreement (as defined below).

(c)                                  With respect to any 2013-B Incremental Term Loans made on the Second Amendment Effective Date, the “Maturity Date” shall be the same as for the Term Loans existing under the Credit Agreement immediately prior to the Second Amendment Effective Date.

(d)                                 Pursuant to Section 2.07(b) of the Credit Agreement, the Borrower shall repay to the Administrative Agent for the ratable account of the 2013-B Incremental Term Lenders on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2013, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the 2013-B Incremental Term Loans outstanding on the Second Amendment Effective Date (and each such date shall constitute an “Incremental Term Loan Installment Date” for the purposes of Section 2.07(b) of the Amended Credit Agreement).

(e)                                  For the purposes of the Amended Credit Agreement, the Second Amendment Effective Date will be considered the applicable “Incremental Facility Closing Date” and this Amendment shall be considered an “Incremental Facility Amendment”.

SECTION 3.                            Reference to and Effect on the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents, and on and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

(b)                                 The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)                                  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)                                 Each of the Guarantors (as defined in the Collateral Agreement) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the Second Amendment Effective Date (as defined below), each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 4.                            Conditions of Effectiveness.  This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)                               the Administrative Agent (or its counsel) shall have received counterparts to this Amendment, duly executed by (i) Parent, the Borrower and the other Loan Parties, (ii) Consenting Lenders constituting the Required Lenders under, and as defined in, the Credit Agreement (as determined as of the Second Amendment Effective Date, immediately prior to giving effect to this Amendment), and (iii) each of the 2013-B Incremental Term Lenders which has agreed to make 2013-B Incremental Term Loans to the Borrower on the Second Amendment Effective Date, as set forth on Schedule I hereto, in each case prior to 3:00 p.m., New York City time, on December 13, 2013 (the “Consent Deadline”);

(b)                                 after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article III of the Amended Credit Agreement shall be true and correct in all material respects as of the Second Amendment Effective Date (provided that, in each case such materiality qualifier shall not be applied to any representations or warranties that pursuant to their terms are already qualified by materiality or Material Adverse Effect), with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)                                  immediately prior to and after giving effect to the transactions contemplated herein, no Default or Event of Default shall have occurred and be continuing;

(d)                                 the Administrative Agent shall have received a Borrowing Request in respect of the 2013-B Incremental Term Loans to be made pursuant hereto, completed and delivered prior to 9:00 am, New York City time at least one business day prior to the Second

Amendment Effective Date;

(e)                                  the Administrative Agent shall have received (i) a certified copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors, other managers or general partner of each Loan Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment, and the performance of the Amended Credit Agreement and the other Loan Documents, certified as of the Second Amendment Effective Date by a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (ii) good standing certificates for each Loan Party for each jurisdiction in which such Loan Party is organized;

(f)                                   the Administrative Agent shall have received such incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as an Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;

(g)                                  the Administrative Agent shall have received a solvency certificate executed by a Financial Officer of the Borrower as to the solvency of the Loan Parties as of the Second Amendment Effective Date (including the borrowing of the 2013-B Incremental Term Loans);

(h)                                 the Administrative Agent shall have received the legal opinion of Proskauer Rose LLP in form and substance reasonably satisfactory to the Administrative Agent;

(i)                                     the Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date, signed by an Responsible Officer of the Borrower certifying as to compliance with the conditions precedent set forth in clauses (b) and (c) of this Section 4; and

(j)                                    the Borrower shall have paid to the Administrative Agent, on or prior to the Second Amendment Effective Date, for the account of each Consenting Lender that has unconditionally and irrevocably returned an executed counterpart signature page to this Amendment to the Administrative Agent (or its counsel) prior to the Consent Deadline consenting to the amendments set forth in Section 1 hereof, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the aggregate principal amount of all of the Term Loans of such Consenting Lender outstanding as of the Consent Deadline (for the avoidance of doubt, as determined without giving any effect to this Amendment), it being understood that the Borrower shall have no liability to pay any of the Amendment Fee if the Second Amendment Date does not occur; and

(k)                                 the Borrower shall have paid all reasonable, documented and invoiced out-of-pocket expenses of the Administrative Agent and the Lead Arrangers (including the reasonable fees, disbursements and other charges of Shearman & Sterling LLP, counsel to the Administrative Agent and the Lead Arrangers) incurred in connection with the preparation and negotiation of this Amendment.

SECTION 5.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent that:

(a)                                 on and as of the date hereof (i) it has all requisite limited liability company power and authority to enter into and perform its obligations under this Amendment and the Amended Credit Agreement, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)                                 this Amendment, and the Amended Credit Agreement, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 6.    Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8.    WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE AMENDED CREDIT AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                                                IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Credit Agreement and Incremental Facility Amendment to be executed by their respective authorized officers or other authorized signatories as of the date first above written.

SMART & FINAL STORES LLC,
as Borrower

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

[SIGNATURE PAGE]

SF CC INTERMEDIATE HOLDINGS, INC.,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SMART & FINAL LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

AMERIFOODS TRADING COMPANY LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

PORT STOCKTON FOOD DISTRIBUTORS LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

[SIGNATURE PAGE]

CASH & CARRY STORES LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SMART & FINAL LOGISTICS LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

COMMERCE DISTRIBUTION COMPANY LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SMART & FINAL PROPERTIES I LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

[SIGNATURE PAGE]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and a Lead Arranger

By:	/s/ Julie Lilienfeld
Name: Julie Lilienfeld
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.
as a 2013-B Incremental Term Lender under this Amendment, and an Additional Lender under the Amended Credit Agreement

By:	/s/ Julie Lilienfeld
Name: Julie Lilienfeld
Title: Authorized Signatory

DEUTSCHE BANK SECURITIES INC.,
as a Co-Documentation Agent, Syndication Agent and a Lead Arranger

By:	/s/ James M. Lange
Name: James M. Lange
Title: Director

By:	/s/ Michael C. Hern
Name: Michael C. Hern
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as a Lead Arranger

By:	/s/ Heather Lamberton
Name: Heather Lamberton
Title: Managing Director

CREDIT SUISSE SECURITIES (USA) LLC,
as a Lead Arranger

By:	/s/ Brad David
Name: Brad David
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Co-Documentation Agent

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

SCHEDULE 1

2013-B INCREMENTAL TERM LOANS

[On file with the Administrative Agent]